UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2014

Clone Algo Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54083	27-3183663
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Changi North Street 1, Singapore 100027
(Address of principal executive office)

+(65) 8688 5566
(Registrant's telephone number, including area code)

Corridor Ventures I Acquisition Corp.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

One January 8, 2014, Yana Slatina submitted to Clone Algo Inc. (the “Company”) a resignation letter pursuant to which she resigned from her position as director of the Company. In addition, Ms. Slatina resigned from her position as President, Chief Executive Officer, and Chief Financial Officer of the Company. Ms. Slatina has agreed to act as the Company’s Secretary until her successor is appointed.  The resignation of Ms. Slatina was not a result of any disagreements relating to the Company’s operations, policies or practices.

On the same day, by a consent to action without meeting by unanimous consent of the board of directors of the Company (the “Board”), the Board accepted the resignation of Ms. Slatina and appointed Niraj Goel to serve as the President, Chief Executive Officer, Chief Financial Officer and sole director of the Company.

Niraj Goel, 44, has served as the Chairman of Dragon Holdings AG since 2010.  Mr. Goel has also served as Managing Director of AlgoCloud Ltd. since 2010. Since 2004, Mr. Goel has been the Managing Director of Strategyland Research Ltd..  Mr. Goel received his Master of Business Administration from Newport University, the India Charper, and received his Bachelor of Arts from Punjab University in India.

Mr. Goel’s qualifications to serve on our board of directors include his financial and management experience.

As of the date of this Report, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments as officers or directors of the Company.

Family Relationships

There are no family relationships between Niraj Goel and any previous officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreement

The Company has not entered into any employment agreements with any of its officers.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 8, 2014, the Company filed a Certificate of Amendment to the Company’ s Articles of Incorporation to change the Company’s name from “Corridor Ventures I Acquisition Corp.” to “Clone Algo Inc.”

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLONE ALGO INC.

Date: February 11, 2014	By:	/s/ Niraj Goel
Niraj Goel
Chief Executive Officer

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